UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2013

Coeur d’Alene Mines Corporation

(Exact name of registrant as specified in its charter)

IDAHO	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Memorandum of Agreement

On March 12, 2013, Coeur d’Alene Mines Corporation (the “Company” or “Coeur”) entered into a Memorandum of Agreement (the “Amendment Agreement”) among the Company, 0961994 B.C. Ltd., a corporation wholly-owned by the Company and incorporated under the laws of British Columbia (“Subco”), and Orko Silver Corp., a corporation incorporated under the laws of British Columbia (“Orko” and, together with the Company and Subco, the “Parties”), amending certain terms of that certain Arrangement Agreement (the “Arrangement Agreement”), dated February 20, 2013, among the Parties. The Arrangement Agreement provides for the implementation of a Plan of Arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia), pursuant to which the Company will acquire all of the issued and outstanding common shares of Orko (the “Orko Shares”), subject to the satisfaction of the conditions contained therein. The Amendment Agreement provides for the implementation of an Amended and Restated Plan of Arrangement (the “Amended and Restated Plan”) under the Business Corporations Act (British Columbia). The Arrangement Agreement, including the Plan of Arrangement attached as Exhibit B thereto, was filed with the Company’s Current Report on Form 8-K dated February 20, 2013 as Exhibit 2.1.

The Plan of Arrangement contemplates the termination of all outstanding options (the “Orko Options”) to acquire the Orko Shares which were not exercised by the Effective Time (as defined in the Arrangement Agreement). Under the Amendment Agreement, Orko has acknowledged that, as of the date of the Amendment Agreement, there were no Orko Options outstanding, and Orko has agreed that it will not issue any additional Orko Options before the earlier of the Effective Time and the termination of the Arrangement Agreement in accordance with its terms.

Under the Amendment Agreement, the Parties have agreed that each warrant (collectively, the “Coeur Warrants”) to purchase common shares of Coeur (the “Coeur Shares”) to be issued to holders of Orko Shares in connection with the Plan of Arrangement shall be exercisable on a cashless exercise basis only. Pursuant to any such cashless exercise, a holder of a Coeur Warrant is entitled to receive, for no additional consideration, that number of Coeur Shares determined by multiplying the number of Coeur Shares notionally underlying the Coeur Warrant (as adjusted in accordance with the terms of the Coeur Warrant) by a fraction, the numerator of which is the market price of the Coeur Shares at the time of exercise less $30.00 (as adjusted in accordance with the terms of the Coeur Warrant) and the denominator of which is the market price of the Coeur Shares at the time of exercise, all in accordance with the terms of the Coeur Warrant.

Under the Amendment Agreement, the Parties have acknowledged that, upon review of Coeur’s contractual obligations and after consulting with their respective financial and legal advisors, each of Coeur and Orko determined that it was not commercially reasonable to proceed with the Exchangeable Share (as defined in the Arrangement Agreement) structure contemplated by Section 2.12 of the Arrangement Agreement.

Under the Amendment Agreement, the Parties have further agreed that, notwithstanding the fact that the Amended and Restated Plan provides for the acquisition of the Orko Shares by Subco, Coeur shall retain the right to acquire the Orko Shares directly.

The foregoing descriptions of the Amendment Agreement and the Amended and Restated Plan do not purport to be complete and are qualified in their entirety by reference to the copy of the Amendment Agreement, including the Amended and Restated Plan attached as Schedule A thereto, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As described in the Company’s Current Report on Form 8-K, dated February 20, 2013, the Company anticipates that, if the Amended and Restated Plan becomes effective under the terms and conditions described in the Arrangement Agreement and the Amended Agreement, the issuance of the Coeur Shares and Coeur Warrants to the holders of the Orko Shares upon the consummation of the Amended and Restated Plan will be exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 3(a)(10) thereof. The exemption available under Section 3(a)(10) of the Securities Act will not be available for the issuance of the Coeur Shares upon the exercise of the Coeur Warrants. However, as described in Item 1.01 above, the Coeur Warrants will be exercised on a cashless exercise basis only and therefore an exemption from the registration requirements under the Securities Act should be available under Section 3(a)(9) thereof, which provides an exemption from registration for any security exchanged by an issuer with the issuer’s existing security holders exclusively where no additional consideration is paid by the security holder and certain other requirements are complied with.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of securities legislation in the United States and Canada, including, among others, Coeur’s expectations with respect to the Arrangement Agreement, the Plan of Arrangement, the Amendment Agreement and the Amended and Restated Plan and Coeur’s potential issuance of certain securities related to the Arrangement Agreement, the Plan of Arrangement, the Amendment Agreement and the Amended and Restated Plan.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risks and hazards inherent in the mining business (including environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver, the uncertainties inherent in Coeur’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays and disputed mining claims, any future labor disputes or work stoppages, the uncertainties inherent in the estimation of gold and silver ore reserves, changes that could result from Coeur’s future acquisition of new mining properties or businesses, reliance on third parties to operate certain mines where Coeur owns silver production and reserves, the loss of any third-party smelter to which Coeur markets silver and gold, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, Coeur’s ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the SEC, and the Canadian securities regulators, including, without limitation, Coeur’s reports on Form 10-K and Form 10-Q. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

Item 9.01. Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description
Exhibit 2.1	Memorandum of Agreement, dated March 12, 2013, among Coeur d’Alene Mines Corporation, 0961994 B.C. Ltd. and Orko Silver Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D’ALENE MINES CORPORATION

Date: March 13, 2013	By:	/s/ Casey M. Nault
	Name: Title:	Casey M. Nault Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 2.1	Memorandum of Agreement, dated March 12, 2013, among Coeur d’Alene Mines Corporation, 0961994 B.C. Ltd. and Orko Silver Corp.